Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi 3-12 Month T-Bill ETF
Cboe BZX Exchange, Inc. — CBIL
Summary Prospectus
May 29, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated May 29, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi 3-12 Month T-Bill ETF
CBIL

Investment Objective
The Corgi 3-12 Month T-Bill ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correlate generally to the price and yield performance of an index that tracks the 3-12 month sector of the United States Treasury Bill market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$5	$16
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
In seeking to track the performance of the FTSE US Treasury Bill 3-12 Months Index (the "Index"), the Fund utilizes a sampling approach, meaning it is not required to buy each security included in the Index. Instead, the Fund may invest in a portion of the Index securities in an effort to maintain a portfolio that, in the aggregate, has generally similar risk and return characteristics to the Index. The number of securities held by the Fund will depend on a number of factors, including the Fund's net asset size relative to the number of Index constituents, the liquidity or prices of Index securities, and transaction costs. The Fund's investment adviser may invest the Fund's assets in a subset of the Index securities or may invest in substantially all of the securities comprising the Index in approximately the same proportions as the Index, as the Adviser determines is in the best interests of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of the value of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index and/or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities not included in the Index, as well as in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Index is designed to measure the performance of public obligations of the U.S. Treasury with a remaining maturity of greater than or equal to 3 months and less than 12 months. The Index includes all publicly issued U.S. Treasury Bills with a remaining maturity of at least 3 months and less than 12 months that are rated investment-grade. In addition, securities included in the Index must be denominated in U.S. dollars and must not be floating-rate or inflation-protected securities. The Index is weighted by market value, with securities held in the Federal Reserve System Open Market Account deducted from the total amount outstanding. The constituents of the Index are updated on the last calendar day of each month. As of February 28, 2026, the Index included approximately 24 securities.
The Index is sponsored by FTSE Fixed Income LLC (the "Index Provider"), which is not affiliated with the Fund or the Adviser. The Index Provider determines the Index's composition and the relative weightings of the securities included in the Index and publishes information regarding the Index's market value.
The Fund is classified as "diversified" under the Investment Company Act of 1940, as amended.
The Fund may also invest in cash and cash equivalents, money market instruments, and shares of other investment companies, including ETFs advised by the Adviser or its affiliates, to facilitate cash management, reduce transaction costs, mitigate risk, or when such instruments are favorably priced. The Fund's shareholders would indirectly bear the fees and expenses of any acquired fund in addition to the Fund's own fees and expenses.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Market Risk.
The Fund's investments are subject to changes in overall economic conditions, broad market movements, and the risks inherent in investing in securities markets. Markets may be volatile, and investment prices may fluctuate significantly due to various factors, including, but not limited to, economic expansion or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and overall market liquidity. The Fund also faces the risk that geopolitical developments may disrupt securities markets and negatively affect global economies and markets. Local, regional, or global events (such as war, terrorism, the spread of infectious disease or other public health concerns, or similar events) could materially affect the Fund and its investments.
Debt Securities Risk.
The value of debt securities may rise or fall due to market fluctuations, increases in interest rates, the actual or perceived inability or unwillingness of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments, or reduced liquidity in debt markets. Debt securities also involve the risk of lower returns due to reinvestment during periods of declining interest rates or early repayments by issuers of higher coupon or interest rate securities, and/or the risk of reduced income when interest rates fall. When interest rates rise, certain underlying obligations may be repaid substantially more slowly than expected and the value of those securities may decline sharply. Rising interest rates may cause the value of the Fund's fixed income securities to decrease, may adversely affect their liquidity, and may increase fixed income market volatility. If principal is prepaid sooner than anticipated, the Fund may need to reinvest that principal in obligations with lower interest rates. During periods of falling interest rates, the Fund's income may decrease. Interest rate changes generally have a greater impact on longer-duration debt securities. Returns from debt securities investments may lag returns from other investment alternatives, including equity securities.
U.S. Treasury Obligations Risk.
U.S. Treasury obligations may differ from other fixed income securities with respect to interest rates, maturities, issuance timing, and other characteristics. As with other issuers, changes in the U.S. government's financial condition or credit rating may cause the value of the Fund's U.S. Treasury obligations to decline.
Income Risk.
The Fund's income may decrease due to declining interest rates or other factors. During periods of falling interest rates, issuers of securities held by the Fund may call or redeem those securities, and the Fund would generally need to reinvest the proceeds in securities that pay lower interest rates. If an obligation held by the Fund is prepaid, the Fund may be required to reinvest the prepaid principal in other obligations that generate income at lower rates.
Low Short-Term Interest Rates Risk.
In market environments where short-term interest rates are low, the Fund's yield may be very low, and the Fund could have a negative yield (i.e., it could lose money on an operating basis). Under these conditions, the Fund may generate insufficient income to cover its expenses and may be unable to pay its scheduled dividend. In addition, the Fund may have difficulty buying and/or selling securities in connection with scheduled rebalances and, as a result, may hold a portion of its assets in cash, which may earn little or no income. These market conditions may negatively affect the Fund's ability to achieve a high degree of correlation with the Index.
Inflation Risk.
Inflation reduces the purchasing power of income and principal. Higher inflation expectations can lead to higher interest rates, which generally would reduce the value of fixed-income securities and could adversely affect the Fund's returns.
Index-Related Risk.
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Index Calculation & Methodology Risk.
The Index may be calculated incorrectly or the methodology may be misapplied due to errors, delays, or omissions in data, corporate action processing, or the application of Index rules. Such issues may cause unintended inclusions or exclusions, inaccurate weights, or delayed implementation of Index changes and, until corrected, may cause the Fund to deviate from its intended exposures and from the Index's published values.
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Unaffiliated Index Provider Risk.
The Index is owned and maintained by an unaffiliated third party (the "Index Provider"). The Adviser has no control over the Index methodology or the Index Provider's determinations, including how the methodology is interpreted or applied to corporate actions, data questions, or constituent eligibility. Decisions, changes, or failures by the Index Provider may adversely affect the Index and, in turn, the Fund.
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Third-Party Data Risk.
The Index relies on third-party data (e.g., prices, amounts outstanding/issue size (and, where applicable, float-adjusted amounts outstanding), classifications, and corporate actions) and may be calculated by an unaffiliated index calculation agent based on rules owned and set by the Index Provider. Errors, delays, or misapplications by data vendors, the Index Provider, or the index calculation agent may cause incorrect constituents/weights or delayed changes, which could cause the Fund to deviate from the Index and its published values. If required data licenses are unavailable or revoked, or fees materially increase, Index calculation or dissemination may be interrupted or terminated on short notice.
Authorized Participant and Market Maker Dependence Risk.
The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Liquidity Risk.
Certain fixed-income investments may become less liquid, particularly during periods of market stress, reduced dealer balance sheet capacity, or heightened volatility. Reduced liquidity may make it more difficult or costly to buy or sell securities at desired times or prices, may increase bid-ask spreads, and may contribute to valuation differences and tracking error.
Premium/Discount to NAV Risk.
Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the Index/portfolio experiences disruptions.
Tracking Difference and Tracking Error Risk.
The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, or fair-value pricing that contribute to tracking difference.
Operational and Cybersecurity Risk.
The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Passive Strategy Risk.
The Fund seeks to track the Index and, under normal circumstances, does not take temporary defensive positions. Performance may deviate from broad market returns or active strategies; the Fund will not attempt to mitigate declines in the Index.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk.
The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Limited Shareholder Rights Risk.
The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Brokerage Commissions and Bid-Ask Spread Risk.
Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Valuation Risk.
Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations. This may occur more frequently during periods of market stress or reduced liquidity. When market quotations are not readily available, a portfolio holding may be valued using one of several available methods. The value assigned to a holding at a given time may differ from the value that would result if a different methodology were used or if the holding were priced using market quotations. Portfolio holdings valued using methods other than market quotations, including "fair-valued" securities, may experience greater day-to-day fluctuations in value than if market quotations were available.
Investment in Other Investment Companies Risk.
The Fund may invest in shares of other investment companies, including ETFs advised by the Adviser or its affiliates. As a shareholder in another investment company, the Fund would bear its proportionate share of that company's fees and expenses, including advisory fees, in addition to the Fund's own fees and expenses. Investments in affiliated funds may create potential conflicts of interest for the Adviser.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not included. After the Fund has a full calendar year of results, this section will present a calendar-year bar chart and a table showing average annual total returns, which will help illustrate return variability over time and will compare the Fund's results with those of the Index and a broad-based securities market index. Past performance (before and after taxes) does not guarantee future results. Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Manager
The individual primarily responsible for the day-to-day management of the Fund is Anthony Aukett, a Portfolio Manager for the Adviser, who has served as a portfolio manager of the Fund since its inception.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.